
                MASTER SERVICER'S CERTIFICATE
              (Delivered pursuant to Section 4.9
         of the Master Sale and Servicing Agreement)

                HOUSEHOLD FINANCE CORPORATION,
                         Master Servicer
            HOUSEHOLD AUTO RECEIVABLES CORPORATION
                HOUSEHOLD AUTOMOTIVE TRUST III
                 Class A Notes, Series 1999-1

     The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated Master Sale and Servicing Agreement, dated as of June 1, 1999, by and among the Servicer, Household Automotive Trust III, as Issuer (the
"Issuer"), Household Auto Receivables Corporation, as Seller (the "Seller"),
The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee") and
Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1999-1 Supplement, dated as of June 1, 1999, by and among the Servicer, Issuer, Seller, Indenture Trustee and Wilmington
        Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date         December 17, 1999
        occurring on

5.  Series 1999-1 Information

(a)  The amount of Collected Funds with respect to the           $33,671,204.95
        Collection Period was equal to

(b)  The amount of Available Funds with respect to the           $33,671,204.95
        Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection Period was    $9,923,043.53
        equal to

(d)  Net Liquidation Proceeds for the Collection Period was       $4,059,702.40
        equal to
        (i) The annualized net default rate                           8.229071%

(e)  The principal balance of Series 1999-1 Receivables at the beginning
        of the Collection Period was equal to                   $855,018,684.70

(f)  The principal balance of Series 1999-1 Receivables on the last day
        of the Collection Period was equal to                   $828,710,961.76

(g)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the Collection Period with respect to such Distribution
        Date was equal to                                        $35,577,000.00

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

(h)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the Collection Period with respect to such Distribution
        Date was equal to                                       $14,102,000.00

(i)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the Collection Period with respect to such
        Distribution Date was equal to                           $9,396,000.00

(j)  The Base Servicing Fee paid on the Distribution Date was     $2,137,546.71
        equal to

(k)  The Principal Distributable Amount for the Distribution     $17,231,558.53
        Date was equal to

(l)  The Principal Amount Available for the Distribution Date    $30,566,189.03
        was equal to

(m)  The Aggregate Note Principal Balance is equal to           $560,037,238.48

(n)  The Aggregate Optimal Note Principal Balance is equal to   $542,805,679.95

(o)  The Targeted Overcollateralization Amount is equal to      $285,905,281.81

(p)  The Targeted Credit Enhancement Amount is equal to         $310,766,610.66

(q)  The Targeted Reserve Account Balance is equal to            $24,861,328.85

(r)  The Reserve Account Deposit Amount for the Distribution Date         $0.00

(s)  The Maximum Reserve Account Deposit Amount for the           $4,258,466.09
        Distribution Date

(t)  The Reserve Account Shortfall for the Distribution Date              $0.00

(u)  The amount on deposit in the Reserve Account after          $24,861,328.85
        distributions is equal to

(v)  The Weighed Average Coupon (WAC) was equal to                   19.541000%

(w)  The Weighed Average Remaining Maturity (WAM) was equal to               53

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest Distributable Amount with           $190,442.05
                respect to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the Distribution         $190,442.05
                Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with                $0.00
                respect to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with respect to the             $0.00
                Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at the beginning of the
                Distribution Date was equal to                   $44,757,238.48

      (vi)  The Class A-1 aggregate principal amount at the end of the
                Distribution Date was equal to                   $27,525,679.95

      (vii)  The Class A Principal Distributable Amount with     $17,231,558.53
                respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was equal to  $17,231,558.53

     (ix)  The Class A Principal Carryover Shortfall with                 $0.00
                respect to Class A-1 was equal to

     (x)  The Class A-1 unpaid principal with respect to the              $0.00
                Distribution Date was equal to

      (xii)  The ending Class A-1 Notes as a percentage of the Pool Balance on
                the Distribution Date was equal to                    3.321505%

      (xi)  The ending Class A-1 Notes as a percentage of the         5.071001%
                Notes outstanding on the Distribution Date was equal to

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

(b) Class A-2
      (i)  The Class A Interest Distributable Amount with           $858,898.48
                respect to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the Distribution         $858,898.48
                Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with          $858,898.48
                respect to Class A-2 was equal to

      (iv)  The Class A-2 unpaid interest with respect to the             $0.00
                Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount at the beginning of the
                Distribution Date was equal to                  $180,220,000.00

      (vi)  The Class A-2 aggregate principal amount at the end of the
                Distribution Date was equal to                  $180,220,000.00

      (vii)  The Class A Principal Distributable Amount with              $0.00
                respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution was equal to           $0.00

     (ix)  The Class A Principal Carryover Shortfall with                 $0.00
                respect to Class A-2 was equal to

     (x)  The Class A-2 unpaid principal with respect to the              $0.00
                Distribution Date was equal to

      (xii)  The ending Class A-2 Notes as a percentage of the Pool Balance on
                the Distribution Date was equal to                   21.747027%

      (xi)  The ending Class A-2 Notes as a percentage of the Notes outstanding
                on the Distribution Date was equal to                33.201569%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount with           $822,952.75
                respect to Class A-3 was equal to

      (ii)  The Class A-3 interest paid on the Distribution         $822,952.75
                Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with                $0.00
                respect to Class A-3 was equal to

      (iv)  The Class A-3 unpaid interest with respect to the             $0.00
                Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount at the beginning of the
                Distribution Date was equal to                  $156,010,000.00

      (vi)  The Class A-3 aggregate principal amount at the end of the
                Distribution Date was equal to                  $156,010,000.00

      (vii)  The Class A Principal Distributable Amount with              $0.00
                respect to Class A-3 was equal to

      (viii)  The Class A-3 principal distribution was equal to           $0.00

     (ix)  The Class A Principal Carryover Shortfall with                 $0.00
                respect to Class A-3 was equal to

     (x)  The Class A-3 unpaid principal with respect to the              $0.00
                Distribution Date was equal to

      (xii)  The ending Class A-3 Notes as a percentage of the Pool Balance on
                the Distribution Date was equal to                   18.825623%

      (xi)  The ending Class A-3 Notes as a percentage of the Notes outstanding
                on the Distribution Date was equal to                28.741409%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount with           $992,235.42
                respect to Class A-4 was equal to

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

      (ii)  The Class A-4 interest paid on the Distribution         $992,235.42
                Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with                $0.00
                respect to Class A-4 was equal to

      (iv)  The Class A-4 unpaid interest with respect to the             $0.00
                Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount at the beginning of the
                Distribution Date was equal to                  $179,050,000.00

      (vi)  The Class A-4 aggregate principal amount at the end of the
                Distribution Date was equal to                  $179,050,000.00

      (vii)  The Class A Principal Distributable Amount with              $0.00
                respect to Class A-4 was equal to

      (viii)  The Class A-4 principal distribution was equal to           $0.00

     (ix)  The Class A Principal Carryover Shortfall with                 $0.00
                respect to Class A-4 was equal to

     (x)  The Class A-4 unpaid principal with respect to the              $0.00
                Distribution Date was equal to

      (xii)  The ending Class A-4 Notes as a percentage of the Pool Balance on
                the Distribution Date was equal to                   21.605844%

      (xi)  The ending Class A-4 Notes as a percentage of the Notes outstanding
                on the Distribution Date was equal to                32.986022%

7. Overcollateralization
     (i)  The ending overcollateralization was equal to         $285,905,281.81

     (ii)  The ending overcollateralization as a percentage of the Pool Balance
                on the Distribution Date was equal to                34.500000%

8. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing Agreement through the Collection
        Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".
                                                                        None

9. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1999-1 Receivables other than pursuant to the Basic Documents (or if there is a lien, such lien consists of: ____________________).

10. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this December 16, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:    Servicing Officer
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

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period                                                      11/30/99
Distribution Date                                                      12/17/99


CLASS A-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                               118.5170107
   2.   Principal distribution per $1,000                           117.2214866
   3.   Interest distribution per $1,000                              1.2955241

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                                   5.106000%
   2.   Class A-1 principal balance - beginning of period        $44,757,238.48
   3.   Accrual convention                                           Actual/360
   4.   Days in Interest Period                                              30
   5.   Class A-1 interest due                                      $190,442.05
   6.   Class A-1 interest paid                                     $190,442.05
   7.   Class A Interest Carryover Shortfall with respect to              $0.00
        Class A-1
   8.   Class A-1 unpaid interest with respect to the                     $0.00
        Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period         $44,757,238.48
   2.  Class A-1 principal - amount due                          $17,231,558.53
   3.  Class A-1 principal - amount paid                         $17,231,558.53
   4.  Class A-1 principal balance - end of period               $27,525,679.95
   5.  Class A Principal Carryover Shortfall with respect to              $0.00
        Class A-1
   6.  Class A-1 unpaid principal with respect to the                     $0.00
        Distribution Date
   8.  Class A-1 Notes as a percentage of the Pool Balance on         3.321505%
        the Distribution Date
   7.  Class A-1 Notes as a percentage of the total Notes             5.071001%
        outstanding on the Distribution Date

D.  Performance of Trust
   1.  Available Funds for Distribution Date                     $33,671,204.95

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                   $35,577,000.00
          % Of  Receivables                                           4.293053%
     (b)  30-59 Days Delinquent                                  $14,102,000.00
          % Of  Receivables                                           1.701679%
     (c)  60+ Days Delinquent                                     $9,396,000.00
          % Of  Receivables                                           1.133809%

   3.  Aggregate losses for Collection Period less Net            $5,863,341.13
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date           $2,137,546.71

   5.  Pool Balance on the Accounting Date                      $828,710,961.76

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                    $24,861,328.85
        (b)  Amount on deposit in the Reserve Account            $24,861,328.85

   7.  (a)  Weighted Average Coupon (WAC)                                19.54%
         (b)  Weighted Average Remaining Maturity (WAM)                      53

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

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period                                                      11/30/99
Distribution Date                                                      12/17/99


CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                               4.765833333
   2.   Principal distribution per $1,000                           0.000000000
   3.   Interest distribution per $1,000                            4.765833333

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                                    0.05719
   2.   Class A-2 principal balance - beginning of period       $180,220,000.00
   3.   Accrual convention                                           Actual/360
   4.   Days in Interest Period                                              30
   5.   Class A-2 interest due                                      $858,898.48
   6.   Class A-2 interest paid                                     $858,898.48
   7.   Class A Interest Carryover Shortfall with respect to              $0.00
        Class A-2
   8.   Class A-2 unpaid interest with respect to the                     $0.00
        Distribution Date

C.  Calculation of Class A-2 principal balance                   $23,775,106.00
   1.  Class A-2 principal balance - beginning of period        $180,220,000.00
   2.  Class A-2 principal - amount due                                   $0.00
   3.  Class A-2 principal - amount paid                                  $0.00
   4.  Class A-2 principal balance - end of period              $180,220,000.00
   5.  Class A Principal Carryover Shortfall with respect to              $0.00
        Class A-2
   6.  Class A-2 unpaid principal with respect to the                     $0.00
        Distribution Date
   8.  Class A-2 Notes as a percentage of the Pool Balance on       21.7470274%
        the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage of the Pool          25.0685329%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                     $33,671,204.95

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                   $35,577,000.00
          % Of  Receivables                                           4.293053%
     (b)  30-59 Days Delinquent                                  $14,102,000.00
          % Of  Receivables                                           1.701679%
     (c)  60+ Days Delinquent                                     $9,396,000.00
          % Of  Receivables                                           1.133809%

   3.  Aggregate losses for Collection Period less Net            $5,863,341.13
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date           $2,137,546.71

   5.  Pool Balance on the Accounting Date                      $828,710,961.76

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                    $24,861,328.85
        (b)  Amount on deposit in the Reserve Account            $24,861,328.85

   7.  (a)  Weighted Average Coupon (WAC)                           19.5410000%
         (b)  Weighted Average Remaining Maturity (WAM)                      53
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

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period                                                      11/30/99
Distribution Date                                                      12/17/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                 5.2750000
   2.   Principal distribution per $1,000                             0.0000000
   3.   Interest distribution per $1,000                              5.2750000

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                                     0.0633
   2.    Class A-3 principal balance - beginning of period      $156,010,000.00
   3.    Accrual convention                                              30/360
   4.   Class A-3 interest due                                      $822,952.75
   5.   Class A-3 interest paid                                     $822,952.75
   6.   Class A Interest Carryover Shortfall with respect to              $0.00
        Class A-3
   7.   Class A-3 unpaid interest with respect to the                     $0.00
        Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period        $156,010,000.00
   2.  Class A-3 principal - amount due                                   $0.00
   3.  Class A-3 principal - amount paid                                  $0.00
   4.  Class A-3 principal balance - end of period              $156,010,000.00
   5.  Class A Principal Carryover Shortfall with respect to              $0.00
        Class A-3
   6.  Class A-3 unpaid principal with respect to the                     $0.00
        Distribution Date
   8.  Class A-3 Notes as a percentage of the Pool Balance on        18.825623%
        the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a percentage of the           43.894156%
        Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                           $33,671,204.95

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                   $35,577,000.00
          % Of  Receivables                                               4.29%
     (b)  30-59 Days Delinquent                                  $14,102,000.00
          % Of  Receivables                                               1.70%
     (c)  60+ Days Delinquent                                     $9,396,000.00
          % Of  Receivables                                               1.13%

   3.  Aggregate losses for Collection Period less Net            $5,863,341.13
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date           $2,137,546.71

   5.  Pool Balance on the Accounting Date                      $828,710,961.76

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                    $24,861,328.85
        (b)  Amount on deposit in the Reserve Account            $24,861,328.85

   7.  (a)  Weighted Average Coupon (WAC)                            19.541000%
         (b)  Weighted Average Remaining Maturity (WAM)                      53

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

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period                                                         36494
Distribution Date                                                         36511


CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                 5.5416667
   2.   Principal distribution per $1,000                             0.0000000
   3.   Interest distribution per $1,000                              5.5416667

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                                  6.650000%
   2.    Class A-4 principal balance - beginning of period      $179,050,000.00
   3.    Accrual convention                                              30/360
   4.   Class A-4 interest due                                      $992,235.42
   5.   Class A-4 interest paid                                     $992,235.42
   6.   Class A Interest Carryover Shortfall with respect to              $0.00
        Class A-4
   7.   Class A-4 unpaid interest with respect to the                     $0.00
        Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period        $179,050,000.00
   2.  Class A-4 principal - amount due                                   $0.00
   3.  Class A-4 principal - amount paid                                  $0.00
   4.  Class A-4 principal balance - end of period              $179,050,000.00
   5.  Class A Principal Carryover Shortfall with respect to              $0.00
        Class A-4
   6.  Class A-4 unpaid principal with respect to the                     $0.00
        Distribution Date
   8.  Class A-4 Notes as a percentage of the Pool Balance on        21.605844%
        the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a percentage of          65.500000%
        the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                           $33,671,204.95

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                   $35,577,000.00
          % Of  Receivables                                               4.29%
     (b)  30-59 Days Delinquent                                  $14,102,000.00
          % Of  Receivables                                               1.70%
     (c)  60+ Days Delinquent                                     $9,396,000.00
          % Of  Receivables                                               1.13%

   3.  Aggregate losses for Collection Period less Net            $5,863,341.13
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date           $2,137,546.71

   5.  Pool Balance on the Accounting Date                      $828,710,961.76

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                    $24,861,328.85
        (b)  Amount on deposit in the Reserve Account            $24,861,328.85

   7.  (a)  Weighted Average Coupon (WAC)                            19.541000%
         (b)  Weighted Average Remaining Maturity (WAM)                      53


